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                         Prudential Mid-Cap Value Fund
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                          Supplement Dated May 5, 2000
                        Prospectus Dated April 28, 1999

   The following replaces the information contained in the Prospectus on page 14 under 'How the Fund is Managed--Portfolio Manager':

   The Fund is managed by John Mullman, CFA, effective May 2000. Mr. Mullman is a Managing Director of Prudential Investments and team leader of Prudential's U.S. small-cap investment team. Mr. Mullman has been employed with Prudential since 1987, most recently managing institutional portfolios. He earned a B.A. from the College of The Holy Cross and an M.B.A. from Yale University. He holds a Chartered Financial Analyst (CFA) designation.
MF184C4